UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7138

Name of Fund:  MuniYield New Jersey Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New Jersey Insured Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield New Jersey
Insured Fund, Inc.


Semi-Annual Report
April 30, 2004



MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Insured
Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863; (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniYield New Jersey Insured Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 15.55%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%) from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


Interest rates remained at historic lows during the period, and we found it prudent to maintain our focus on generating yield and limiting the Fund's sensitivity to future interest rate changes.


Describe the market environment relative to municipal bonds during the fiscal year.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years increased approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

Overall, demand for tax-exempt municipal bonds has remained positive. Data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


Describe conditions in State of New Jersey during the period.

At period-end, New Jersey had credit ratings of AA from Standard & Poor's, Aa2 from Moody's and AA from Fitch. In early March, however, Moody's placed the state's credit rating under review for a possible downgrade.

Following two years of tax-revenue shortfalls, New Jersey's projected revenues for the current fiscal year, ending June 30, 2004, were more optimistic than forecasted, thanks primarily to better-than-expected income tax and sales tax receipts - both signs of a recovering economy. Underscoring the economy's recovery was a substantial decline in the state's unemployment rate, which was 5.4% in February 2004, down from 6.0% the prior year and below the national average of 5.6%.

In February, Governor James McGreevey introduced his 2005 state budget. Despite projecting a modest general fund surplus, the new budget remains out of balance because it relies on the use of a number of one-time revenues - including an expected $1.5 billion in bonds backed by cigarette tax revenues and revenues from a proposed vehicle surcharge for "unsafe driving." Measured as a percentage of general fund revenues, New Jersey's projected 2005 budget deficit is one of the nation's highest. For the third straight year, the budget does not include any proposed increases in state income tax or sales tax rates. However, the state authorized higher corporate taxes, effective in 2003, and a hotel occupancy tax that takes effect this year. Governor McGreevey's 2005 budget also proposes an increase in state cigarette taxes, already the highest in the nation. In recent months, New Jersey has authorized a significant amount of new debt issuance, including $6.2 billion worth of school construction bonds and $650 million annually for transportation trust bonds.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield New Jersey Insured Fund, Inc. had net annualized yields of 6.32% and 6.85%, based on a period-end per share net asset value of $14.86 and a per share market price of $13.70, respectively, and $.468 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.52%, based on a change in per share net asset value from $15.25 to $14.86, and assuming reinvestment of $.468 per share ordinary income dividends.



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had an average yield of .86%.

The Fund's total return, based on net asset value, lagged that of its comparable Lipper category of New Jersey Municipal Debt Funds, which had an average return of +2.00% for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey, or a city in New Jersey.) The Fund's relative underperformance is primarily attributed to three factors. First was the portfolio's defensive positioning. Given our concerns about the market environment - specifically, the negative price effect associated with rising interest rates - we sought to shorten the Fund's duration relative to our peers in order to limit the Fund's sensitivity to interest rate moves. Interest rates, however, remained low for much of the period, which hurt performance compared to the Fund's more aggressive peers. Second, several Funds within the Lipper category use leverage (borrowing) to a greater extent than we do. Leverage benefits shareholders when interest rates are falling or stable, as was the case during the past six months, but can hinder results when interest rates are rising. Finally, unlike many of its peers, the Fund is an insured product and, therefore, is precluded from investing widely in speculative grade bonds, which were among the market's best performers during the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

A significant decline in the issuance of New Jersey tax-exempt bonds restricted our ability to make substantial changes to the portfolio. Over the past six months, approximately $5.5 billion in bonds was issued by New Jersey municipalities, representing a decline of roughly 26% compared to the same period a year ago.

We kept the Fund's cash reserves at minimal levels while maintaining above-average allocations to general obligation and other tax-backed issues. In addition, because of our favorable assessment of credit spreads, we invested close to the Fund's allowable limit in uninsured securities, which we believed offered a compelling balance of risk and reward. Nevertheless, the Fund continued to be at a competitive disadvantage; this is typical of insured portfolios in an environment in which speculative grade and non-rated bonds are among the market's best performers.

In terms of leverage, the Fund's borrowing costs remained below 1% throughout most of the six-month period. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. The Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.08% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

Late in the period, as interest rates rose modestly, we elected to moderate the portfolio's defensive stance and position the Fund more neutrally. We also remained fully invested in an effort to enhance investment income for our shareholders. Against a backdrop of continuing geopolitical and economic uncertainty, we anticipate significant market volatility ahead. Until some of this uncertainty dissipates, we believe that maintaining the Fund's generally conservative investment strategy remains appropriate.


Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


May 13, 2004



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
New Jersey--127.6%

               AAA      Aaa      $ 4,765   Cape May County, New Jersey, Industrial Pollution Control Financing
                                           Authority Revenue Bonds (Atlantic City Electric Company Project),
                                           AMT, Series A, 7.20% due 11/01/2029 (d)                                $   4,980

               AAA      Aaa        3,010   Carteret, New Jersey, Board of Education, COP, 6.75% due
                                           10/15/2004 (d)(e)                                                          3,146

                                           Delaware River Joint Toll Bridge Commission of Pennsylvania and New
                                           Jersey, Bridge Revenue Refunding Bonds:
               A-       A2         1,875      5% due 7/01/2023                                                        1,878
               A-       A2         1,000      5% due 7/01/2028                                                          991

                                           Delaware River Port Authority of Pennsylvania and New Jersey
                                           Revenue Bonds:
               AAA      Aaa        3,000      5.40% due 1/01/2016 (b)                                                 3,195
               NR*      Aaa        2,500      RIB, Series 396, 10.603% due 1/01/2019 (c)(f)                           3,118

               NR*      Aaa          790   Essex County, New Jersey, Improvement Authority Revenue Bonds,
                                           Series A, 5% due 10/01/2028 (b)                                              796

               AAA      Aaa        6,925   Garden State Preservation Trust, New Jersey, Capital Appreciation
                                           Revenue Bonds, Series B, 5.12%** due 11/01/2023 (c)                        2,482

               AAA      Aaa        3,365   Garden State Preservation Trust, New Jersey, Revenue Bonds, Series A,
                                           5% due 11/01/2020 (c)                                                      3,486

               BBB      NR*        2,000   Gloucester County, New Jersey, Improvement Authority, Solid Waste
                                           Resource Recovery Revenue Refunding Bonds (Waste Management Inc.
                                           Project), Series A, 6.85% due 12/01/2029                                   2,277

               AAA      Aaa        1,000   Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)        1,184

               AAA      NR*        8,250   Hudson County, New Jersey, Improvement Authority, Facility Lease
                                           Revenue Refunding Bonds (Hudson County Lease Project), 5.375% due
                                           10/01/2024 (b)                                                             8,567

                                           Jackson Township, New Jersey, School District, GO (b):
               AAA      Aaa        2,880      5% due 4/15/2017                                                        3,012
               AAA      Aaa        5,200      5% due 4/15/2020                                                        5,362

               AAA      Aaa        3,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue Refunding
                                           Bonds, 6.25% due 1/01/2014 (a)                                             4,385

               AAA      Aaa        2,000   Middlesex County, New Jersey, COP, Refunding, 5% due 8/01/2022 (d)         2,047

                                           Monmouth County, New Jersey, Improvement Authority, Governmental Loan
                                           Revenue Bonds (a):
               AAA      Aaa          735      5.20% due 12/01/2014                                                      790
               AAA      Aaa        2,305      5.25% due 12/01/2015                                                    2,468

                                           Monmouth County, New Jersey, Improvement Authority, Governmental Loan
                                           Revenue Refunding Bonds (a):
               AAA      Aaa        1,695      5% due 12/01/2017                                                       1,763
               AAA      Aaa        1,520      5% due 12/01/2018                                                       1,574
               AAA      Aaa        1,540      5% due 12/01/2019                                                       1,589

               BBB-     NR*        1,000   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                           Series C, 5.50% due 1/01/2028                                                947

               BBB-     NR*        1,700   New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                           Village), Series A, 5.50% due 1/01/2018                                    1,703

               NR*      Aaa        3,000   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                           (NUI Corporation), RIB, Series 371, 11.32% due 10/01/2022 (a)(f)           3,232

                                           New Jersey EDA, Revenue Bonds:
               AAA      Aaa        3,390      (School Facilities Construction), Series 2003F, 5% due 6/15/2024 (b)    3,442
               AAA      Aaa        9,080      (Transportation Project Sublease), Series A, 5.875% due
                                              5/01/2009 (c)(e)                                                       10,291


Portfolio Abbreviations


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
New Jersey (continued)

               NR*      Aaa      $ 2,535   New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT,
                                           Series 417, 12.35% due 11/01/2034 (b)(f)                               $   2,755

               AAA      Aaa        2,515   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                           (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)                  2,553

                                           New Jersey Health Care Facilities Financing Authority Revenue Bonds:
               NR*      Baa2       1,125      (Somerset Medical Center), 5.50% due 7/01/2033                          1,093
               NR*      Baa1       4,000      (South Jersey Hospital), 6% due 7/01/2026                               4,132

                                           New Jersey Health Care Facilities Financing Authority, Revenue
                                           Refunding Bonds:
               A-       A3           615      (Atlantic City Medical Center), 6.25% due 7/01/2017                       672
               A-       A3         1,315      (Atlantic City Medical Center), 5.75% due 7/01/2025                     1,363
               BBB+     NR*        2,425      (Holy Name Hospital), 6% due 7/01/2025                                  2,467
               AAA      Aaa        2,250      (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)      2,358

                                           New Jersey Sports and Exposition Authority, Luxury Tax Revenue
                                           Refunding Bonds (Convention Center) (d):
               AAA      Aaa        2,000      5% due 9/01/2017                                                        2,075
               AAA      Aaa        1,000      5.50% due 3/01/2022                                                     1,095

               AAA      Aaa        3,200   New Jersey State Educational Facilities Authority, Higher Education,
                                           Capital Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)      3,304

                                           New Jersey State Educational Facilities Authority, Revenue Refunding
                                           Bonds (William Paterson University), Series E (g):
               AAA      Aaa        1,440      5.375% due 7/01/2017                                                    1,549
               AAA      Aaa        1,725      5% due 7/01/2021                                                        1,766

               AAA      Aaa        7,105   New Jersey State Higher Education Assistance Authority, Student Loan
                                           Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                      7,363

               AAA      Aaa        3,150   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                           Revenue Bonds, AMT, Series CC, 5.80% due 10/01/2020 (d)                    3,304

               AAA      Aaa        2,530   New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                           Revenue Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                2,609

               AAA      Aaa        5,350   New Jersey State Transit Corporation, COP, 6.50% due 4/01/2007 (c)(e)      6,039

                                           New Jersey State Transportation Trust Fund Authority, Transportation
                                           System Revenue Bonds:
               AAA      Aaa        1,500      Series A, 5% due 6/15/2018 (c)                                          1,551
               AAA      Aaa        2,750      Series B, 5% due 6/15/2013 (a)                                          2,916

               AAA      Aaa        2,160   New Jersey State Transportation Trust Fund Authority, Transportation
                                           System Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (d)(e)         2,511

               AAA      Aaa        2,500   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                           Series A, 5.75% due 1/01/2019 (d)                                          2,764

                                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
               AAA      Aaa        4,000      AMT, 97th Series, 6.65% due 1/15/2023 (b)                               4,163
               AA-      A1         1,000      93rd Series, 6.125% due 6/01/2094                                       1,104

               AAA      Aaa        3,500   Port Authority of New York and New Jersey, Consolidated Revenue
                                           Refunding Bonds, AMT, 96th Series, 6.60% due 10/01/2023 (b)                3,602

               AAA      Aaa        4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts,
                                           AMT, Class R, Series 10, 10.34% due 1/15/2017 (c)(f)                       4,710

               AAA      Aaa        3,180   Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                           DRIVERS, AMT, Series 153, 9.10% due 9/15/2012 (b)(f)                       3,432

               A        NR*        2,200   South Jersey, New Jersey, Revenue Refunding Bonds (Port Corporation),
                                           5% due 1/01/2023                                                           2,203

                                           Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
               BBB      Baa3       1,870      6.75% due 6/01/2039                                                     1,751
               BBB      Baa3       2,845      7% due 6/01/2041                                                        2,789


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
New Jersey (concluded)

                                           Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                           Refunding Bonds (Ogden Martin System of Union), AMT, Series A (a)(f):
               AAA      Aaa      $ 1,590      5.375% due 6/01/2017                                                $   1,640
               AAA      Aaa        1,670      5.375% due 6/01/2018                                                    1,716

                                           University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                           Series A (a):
               AAA      Aaa          570      5.50% due 12/01/2018                                                      621
               AAA      Aaa        1,145      5.50% due 12/01/2019                                                    1,244
               AAA      Aaa        1,130      5.50% due 12/01/2020                                                    1,226
               AAA      Aaa          865      5.50% due 12/01/2021                                                      936


Guam--1.0%

               AAA      Aaa        1,210   A.B. Won Guam International Airport Authority, General Revenue
                                           Refunding Bonds, Series A, 5.25% due 10/01/2022 (d)                        1,263


Puerto Rico--9.9%

               AAA      Aaa        1,020   Puerto Rico Commonwealth, GO, Refunding, 5.50% due 7/01/2013 (b)           1,148

               AAA      Aaa        1,500   Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Transportation Revenue Refunding Bonds, Series J, 5% due 7/01/2029 (d)     1,524

               AAA      Aaa        1,830   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH,
                                           5.25% due 7/01/2029 (c)                                                    1,874

               NR*      Aa2        2,110   Puerto Rico Industrial, Tourist, Educational, Medical and
                                           Environmental Control Facilities Revenue Bonds (Ascension Health),
                                           RIB, Series 377, 10.86% due 11/15/2030 (f)                                 2,462

               AAA      NR*        5,250   Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS,
                                           Series 211, 9.157% due 7/01/2021 (d)(f)                                    5,874

                                           Total Municipal Bonds (Cost--$170,959 )--138.5%                          180,226



                                  Shares
                                   Held    Short-Term Securities
                                     720   CMA New Jersey Municipal Money Fund (h)                                      720

                                           Total Short-Term Securities (Cost--$720)--0.5%                               720

               Total Investments (Cost--$171,679)--139.0%                                                           180,946
               Other Assets Less Liabilities--4.0%                                                                    5,229
               Preferred Stock, at Redemption Value--(43.0%)                                                       (56,010)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 130,165
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)Prerefunded.

(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(g)XL Capital Insured.

(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

CMA New Jersey Municipal
   Money Fund                            (6,383)          $13


*Not Rated.

**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$170,958,781)                                                                  $   180,225,874
           Investments in affiliated securities, at value (identified cost--$719,964)                               719,964
           Cash                                                                                                   1,138,510
           Receivables:
               Securities sold                                                            $     3,221,725
               Interest                                                                         3,213,722
               Dividends from affiliates                                                                9         6,435,456
                                                                                          ---------------
           Prepaid expenses                                                                                           4,400
                                                                                                            ---------------
           Total assets                                                                                         188,524,204
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                             2,100,144
               Dividends to Common Stock shareholders                                             144,236
               Investment adviser                                                                  89,034
               Other affiliates                                                                     1,311         2,334,725
                                                                                          ---------------
           Accrued expenses                                                                                          14,795
                                                                                                            ---------------
           Total liabilities                                                                                      2,349,520
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.05 per share
           (2,240 Series A Shares of AMPS* issued and outstanding at $25,000 per share
           liquidation preference)                                                                               56,009,677
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   130,165,007
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (8,758,488 shares issued and
           outstanding)                                                                                     $       875,849
           Paid-in capital in excess of par                                                                     122,888,953
           Undistributed investment income--net                                           $     1,982,665
           Accumulated realized capital losses on investments--net                            (4,849,553)
           Unrealized appreciation on investments--net                                          9,267,093
                                                                                          ---------------
           Total accumulated earnings--net                                                                        6,400,205
                                                                                                            ---------------
           Total--Equivalent to $14.86 net asset value per share of Common Stock
           (market price--$13.70)                                                                           $   130,165,007
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest                                                                                         $     5,125,194
           Dividends from affiliates                                                                                 13,276
                                                                                                            ---------------
           Total income                                                                                           5,138,470
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       475,310
           Commission fees                                                                         69,620
           Accounting services                                                                     40,426
           Professional fees                                                                       27,918
           Printing and shareholder reports                                                        21,249
           Transfer agent fees                                                                     19,944
           Directors' fees and expenses                                                            12,607
           Listing fees                                                                            10,414
           Custodian fees                                                                           5,123
           Pricing fees                                                                             4,376
           Other                                                                                   13,316
                                                                                          ---------------
           Total expenses before reimbursement                                                    700,303
           Reimbursement of expenses                                                             (13,817)
                                                                                          ---------------
           Total expenses after reimbursement                                                                       686,486
                                                                                                            ---------------
           Investment income--net                                                                                 4,451,984
                                                                                                            ---------------

Realized & Unrealized Loss on Investments--Net

           Realized loss on investments--net                                                                      (683,404)
           Change in unrealized appreciation on investments--net                                                (2,800,972)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                               (3,484,376)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                 (238,918)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $       728,690
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                              For the           For the
                                                                                             Six Months           Year
                                                                                               Ended             Ended
                                                                                             April 30,        October 31,
Increase (Decrease) in Net Asset Value:                                                         2004              2003
Operations

           Investment income--net                                                         $     4,451,984   $     9,256,714
           Realized gain (loss) on investments--net                                             (683,404)           351,871
           Change in unrealized appreciation on investments--net                              (2,800,972)             3,424
           Dividends and distributions to Preferred Stock shareholders                          (238,918)         (514,304)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                   728,690         9,097,705
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Stock Shareholders

           Investment income--net                                                             (4,093,110)       (8,172,716)
           Realized gain on investments--net                                                           --          (46,866)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions to
           Common Stock shareholders                                                          (4,093,110)       (8,219,582)
                                                                                          ---------------   ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of
           dividends and distributions                                                            289,289           216,321
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                 (3,075,131)         1,094,444
           Beginning of period                                                                133,240,138       132,145,694
                                                                                          ---------------   ---------------
           End of period*                                                                 $   130,165,007   $   133,240,138
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     1,982,665   $     1,862,709
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002       2001++++      2000++++
Per Share Operating Performance

           Net asset value, beginning of period              $    15.25   $    15.14   $    15.17   $    13.96   $    13.48
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                              .51+++++    1.06+++++         1.07         1.04         1.03
           Realized and unrealized gain (loss) on
           investments--net                                       (.40)          .06        (.06)         1.21          .51
           Dividends and distributions to Preferred Stock
           shareholders:
               Investment income--net                             (.03)        (.06)        (.09)        (.20)        (.25)
               Realized gain on investments--net                     --         --++         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .08         1.06          .92         2.05         1.29
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                             (.47)        (.94)        (.94)        (.84)        (.81)
               Realized gain on investments--net                     --        (.01)        (.01)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Stock shareholders                                     (.47)        (.95)        (.95)        (.84)        (.81)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.86   $    15.25   $    15.14   $    15.17   $    13.96
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of period             $    13.70   $    14.39   $    14.45   $    15.04   $   13.375
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share                   (1.79%)+++        6.02%        2.30%       19.04%       12.80%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on net asset value per share.                  .52%+++        7.24%        6.27%       15.04%       10.27%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement***               1.02%*        1.03%        1.07%        1.11%        1.11%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses***                                     1.04%*        1.04%        1.07%        1.11%        1.11%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net***                       6.61%*        6.89%        7.04%        7.01%        7.56%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                           .35%*         .38%         .57%        1.33%        1.86%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                          6.26%*        6.51%        6.47%        5.68%        5.70%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of reimbursement                   .72%*         .73%         .75%         .77%         .75%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                         .74%*         .73%         .75%         .77%         .75%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                          4.67%*        4.85%        4.93%        4.86%        5.10%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              .86%*         .91%        1.32%        3.01%        3.85%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     April 30,            For the Year Ended October 31,
from information provided in the financial statements.           2004        2003         2002       2001++++      2000++++
Supplemental Data

           Net assets applicable to Common Stock, end of
           period (in thousands)                             $  130,165   $  133,240   $  132,146   $  131,012   $  119,885
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                    $   56,000   $   56,000   $   56,000   $   56,000   $   56,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                     2.19%       24.70%       28.45%       57.25%       50.65%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    3,324   $    3,379   $    3,360   $    3,340   $    3,141
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Investment income--net                            $      107   $      228   $      330    $     753   $      966
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Amount is less than $(.01) per share.

++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $13,817.

For the six months ended April 30, 2004, the Fund reimbursed FAM
$1,925 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $8,385,900 and $3,989,600, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)       Appreciation

Long-term investments              $     147,841      $   9,267,093
Forward interest rate swaps            (831,245)                 --
                                   -------------      -------------
Total                              $   (683,404)      $   9,267,093
                                   =============      =============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $9,463,150, of which $9,982,342 related to appreciated securities and $519,192 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $171,482,688.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2004 and the year ended October 31, 2003 increased by 18,785 and 13,926, respectively, as a result of dividend reinvestment.



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2004 was .90%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $42,694 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $1,570,772, of which $492,522 expires in 2008 and $1,078,250 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.078000 per share on May 27, 2003 to shareholders of record on May 14, 2003.



Proxy Results

During the six-month period ended April 30, 2004, MuniYield New
Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Directors:    Donald W. Burton             8,084,026           378,183
                                     David H. Walsh               8,097,381           364,828
                                     Fred G. Weiss                8,097,344           364,865



During the six-month period ended April 30, 2004, MuniYield New
Jersey Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Board of Directors: Donald W. Burton,
   M. Colyer Crum, Laurie Simon Hodrick, David H. Walsh
   and Fred G. Weiss                                                1,982               185



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    84.2%
AA/Aa                                       2.0
A/A                                         3.9
BBB/Baa                                     9.5
NR (Not Rated)                              0.4



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



NYSE Symbol
MJI



MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your
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MUNIYIELD NEW JERSEY INSURED FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield New Jersey Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield New Jersey Insured Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield New Jersey Insured Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield New Jersey Insured Fund, Inc.


Date: June 18, 2004